UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): October 21, 2013


                             LIFE STEM GENETICS INC.
             (Exact name of registrant as specified in its charter)

             Nevada                     333-183814                80-0832746
 (State or other jurisdiction of       (Commission              (IRS Employer
of incorporation or organization)      File Number)          Identification No.)

           433 North Camden Drive, Suite 400, Beverly Hills, CA 90210
                    (Address of principal executive offices)

                                 (310) 279-5234
              (Registrant's telephone number, including area code)

                    1504 Bay Road, Suite 924, Miami FL 33139
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 21, 2013, Bojan Didic resigned as Treasurer and Director of our company and Sara Ilic resigned as Secretary of our company. Mr. Didic and Ms. Ilic's resignations were not the results of any disagreement with our company regarding our operations, policies, practices or otherwise.

Concurrently, Heather Sharp was appointed a director and Chief Financial Officer of our company.

HEATHER SHARP - DIRECTOR

Heather Sharp, age 41, is the President of Sharp Commercial, Inc. since 2005, a commercial brokerage in the Coachella Valley, California. Ms. Sharp has over 20 years of experience in commercial real estate. She is knowledgeable in aspects of leasing, sales, marketing, and management with a focus on the medical fields. Her expertise includes site plan development, relocation, and securing the economic locations.

Additionally, Ms. Sharp is Senior Vice President and Founding Advisor of Sperry Van Ness International Corporation ("SVNIC"). SVNIC is a commercial real estate franchisor headquartered in Irvine, California. She provides brokerage, tenant representation, corporate real estate, asset management, property management, leasing, accelerated marketing, asset recovery and auction services. SVNIC represents clients in hospitality and medical offices.

Our company believes that all of our directors' respective educational background, operational and business experience give them the qualifications and skills necessary to serve as director and officers, respectively, of our company. Our board of directors now consists solely of Ms. Simov and Ms. Sharp.

There has been no transaction since the beginning of the registrant's last two completed fiscal years, or any currently proposed transaction, in which the registrant was or is to be a participant and the amount involved exceeds $120,000 or one percent of the average of the smaller reporting company's total assets, and in which any related person had or will have a direct or indirect material interest.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2013

LIFE STEM GENETICS INC.


By: /s/ Gloria Simov
   -----------------------------------------------
   Gloria Simov
   President, Chief Executive Officer and Director

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